                                                                       EXECUTION

                       GE CAPITAL MORTGAGE SERVICES, INC.

                            PASS-THROUGH CERTIFICATES
                              (Issuable in Series)

                             UNDERWRITING AGREEMENT

PaineWebber Incorporated                                      New York, New York
1285 Avenue of the Americas                                       April 24, 1995
New York, New York  10019

Ladies and Gentlemen:

     GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"), may offer for sale to you (the "Underwriter") from time to time its Pass-Through Certificates evidencing interests in pools of mortgage loans (the "Certificates"). The
Certificates may be issued in various series, and within each series, in one or more classes, in one or more offerings on terms determined at the time of sale
(each such series, a "Series" and each such class, a "Class"). Each Series of the Certificates will be issued under a separate Pooling and Servicing Agreement
(each, a "Pooling and Servicing Agreement") to be dated as of the respective cut-off date (each, a "Cut-off Date") between the Company, as seller and servicer, and State Street Bank and Trust Company, as trustee (the "Trustee").
Capitalized terms used but not defined herein shall have the meanings given to them in the related Pooling and Servicing Agreement.

     The Certificates issued under each Pooling and Servicing Agreement will represent the entire beneficial ownership interest in a trust fund (the "Trust
Fund") established by such Pooling and Servicing Agreement. The assets of each
Trust Fund will consist primarily of a pool of conventional, fixed rate, first lien, fully amortizing, one- to four-family residential mortgage loans (the
"Mortgage Loans") having the original terms to maturity specified in the related
Terms Agreement referred to hereinbelow. If so specified in the related Terms
Agreement, one or more elections may be made to treat the assets of each Trust
Fund as a real estate mortgage investment conduit (each, a "REMIC") for federal income tax purposes.

     Whenever the Company determines to make an offering of Certificates (each, a "Certificate Offering") pursuant to this Agreement through you, it will enter into an agreement with you (the "Terms Agreement") providing for the sale of specified Classes of Offered Certificates (as defined below) to, and the purchase and public offering thereof by, you. Each such Certificate Offering which the Company elects to make pursuant to this Agreement shall be governed by this Agreement, as supplemented by the related Terms Agreement. Each Terms
Agreement, which shall be substantially in the form of Exhibit A hereto, shall specify, among other things, the Classes of Certificates to be purchased by the
Underwriter (the "Offered Certificates"), the principal balance or balances of the Offered Certificates, each subject to any stated variance, and the price or prices at which such Offered Certificates are to be purchased by the Underwriter from the Company.

          1. Representations and Warranties. (a) The Company represents and warrants to and agrees with the Underwriter, as of the date of the related
     Terms Agreement, that:

               (i) The registration statement specified in the related Terms
          Agreement, on Form S-3, including a prospectus, has been filed with the Securities and Exchange Commission (the "Commission") for the
          registration under the Securities Act of 1933, as amended (the "Act"), of pass-through certificates issuable in series, which registration statement has been declared effective by the Commission. Such registration statement, as amended to the date of the related Terms
          Agreement, including any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the effective date of the Registration Statement, is hereinafter called the "Registration Statement," and such prospectus, as such prospectus is supplemented by a prospectus supplement relating to the Offered Certificates of the related Series, each in the form first filed after the date of the related Terms Agreement pursuant to
          Rule 424(b) under the Act, including any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act which were filed under the Exchange Act on or before the date of such
          Prospectus Supplement (other than any such incorporated documents that relate to Collateral Term Sheets (as defined herein)) (such prospectus supplement, including such incorporated documents (other than those that relate to Collateral Term Sheets), in the form first filed after the date of the related Terms Agreement pursuant to Rule 424(b) is hereinafter called the "Prospectus Supplement"), is hereinafter called the "Prospectus". Any reference herein to the terms "amend,"
          "amendment" or "supplement" with respect to the Registration
          Statement, the Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange
          Act after the effective date of the Registration Statement or the issue date of the Prospectus or Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 under the Act.

               (ii) The related Registration Statement, at the time it became effective, and the prospectus contained therein, and any amendments thereof and supplements thereto filed prior to the date of the related
          Terms Agreement, conformed in all material respects to the requirements of the Act and the rules and regulations of the
          Commission thereunder; on the date of the related Terms Agreement and on each Closing Date (as defined in Section 3 below), the related
          Registration Statement and the related Prospectus, and any amendments thereof and supplements thereto, will conform in all material respects to the requirements of the Act and the rules and regulations of the
          Commission thereunder; such Registration Statement, at the time it became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; such
          Prospectus, on the date of any filing pursuant to Rule 424(b) and on each Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; and the Detailed Description referred to in such
          Prospectus, on each Closing Date and the date of any filing thereof under cover of Form 8-K, will not include any untrue statement of a material fact or omit to state any information which such Prospectus states will be included in such Detailed Description; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from (A) such Registration
          Statement or such Prospectus (or any supplement thereto) in reliance upon and in conformity with written information furnished to the
          Company by or on behalf of the Underwriter specifically for use in the preparation thereof or (B) any Current Report (as defined in Section
          5(b) below), or in any amendment thereof or supplement thereto, incorporated by reference in such Registration Statement or such
          Prospectus (or any amendment thereof or supplement thereto).

               (iii) The Certificates of the related Series will conform to the description thereof contained in the related Prospectus; will each, if rated at the time of issuance in one of the two highest rating categories by a nationally recognized statistical rating organization, be when issued a "mortgage related security" as such term is defined in Section 3(a)(41) of the Exchange Act, and will each on the related
          Closing Date be duly and validly authorized, and, when validly executed, countersigned, issued and delivered in accordance with the related Pooling and Servicing Agreement and sold to you as provided herein and in the related Terms Agreement, will each be validly issued and outstanding and entitled to the benefits of the related Pooling and Servicing Agreement.

               (iv) Neither the issuance nor sale of the Certificates of the related Series nor the consummation of any other of the transactions herein contemplated, nor the fulfillment of the terms hereof or of the related Terms Agreement, will conflict with any statute, order or regulation applicable to the Company of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or with any organizational document of the Company or any instrument or any agreement under which the Company is bound or to which it is a party.

               (v) This Agreement and the related Terms Agreement have been duly authorized, executed and delivered by the Company.

               (vi) At or prior to the related Closing Date, the Company will have entered into the related Pooling and Servicing Agreement and, assuming the due authorization, execution and delivery thereof by the
          Trustee, such Pooling and Servicing Agreement (on such Closing Date)
          will constitute the valid and binding agreement of the Company enforceable in accordance with its terms, subject as to
          enforceability, to bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights and to general principles of equity (regardless of whether the enforceability of such Pooling and
          Servicing Agreement is considered in a proceeding in equity or at law).

          2. Purchase and Sale. Subject to the execution of the Terms Agreement for a particular Certificate Offering and subject to the terms and conditions and in reliance upon the representations and warranties set forth in this Agreement and such Terms Agreement, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the
     Company, all, but not less than all, of the related Offered Certificates at the purchase price therefor set forth in such Terms Agreement (the
     "Purchase Price").

          3. Delivery and Payment. Delivery of and payment for the Offered
     Certificates of a Series shall be made at the offices of Cleary, Gottlieb,
     Steen & Hamilton, New York, New York, at 10:00 A.M., New York City time, on the Closing Date specified in the related Terms Agreement, which date and time may be postponed by agreement between the Underwriter and the Company
     (such date and time being herein called the "Closing Date"). Delivery of such Offered Certificates shall be made to the Underwriter against payment by the Underwriter of the Purchase Price thereof to or upon the order of the Company by wire transfer in federal or other immediately available funds or by check payable in federal funds, as the Company shall specify no later than five full business days prior to such Closing Date. Unless delivery is made through the facilities of The Depository Trust Company, the Offered Certificates shall be registered in such names and in such authorized denominations as the Underwriter may request not less than two full business days in advance of each Closing Date.

          The Company agrees to notify the Underwriter at least two business days before each Closing Date of the exact principal balance evidenced by the Offered Certificates and to have such Offered Certificates available for inspection, checking and packaging in New York, New York, no later than
     12:00 noon on the business day prior to such Closing Date.

          4. Offering by the Underwriter. It is understood that the Underwriter proposes to offer the Offered Certificates of the related Series for sale to the public as set forth in the related Prospectus.

          5. Agreements. The Company agrees with the Underwriter that:

               (a) The Company will cause the Prospectus as supplemented by a
          Prospectus Supplement relating to the Offered Certificates to be filed pursuant to Rule 424 under the Act and will promptly advise the
          Underwriter when such Prospectus as so supplemented has been so filed, and prior to the termination of the Certificate Offering to which such
          Prospectus relates also will promptly advise the Underwriter (i) when any amendment to the related Registration Statement specifically relating to such Offered Certificates shall have become effective or any further supplement to such Prospectus has been filed, (ii) of any request by the Commission for any amendment of such Registration
          Statement or Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any written notification with respect to the suspension of the qualification of such Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will not file any amendment of the related Registration Statement or supplement to the related Prospectus
          (other than any amendment or supplement specifically relating to one or more Series of pass-through certificates other than the Series that includes the related Offered Certificates) unless the Company has furnished the Underwriter with a copy for its review prior to filing.
          The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

               (b) The Company will cause any Computational Materials and any
          Structural Term Sheets (each as defined in Section 8 below) with respect to the Offered Certificates of a Series that are delivered by the Underwriter to the Company pursuant to Section 8 to be filed with the Commission on a Current Report on Form 8-K (a "Current Report")
          pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the later of (i) the day on which such
          Computational Materials and Structural Term Sheets are delivered to counsel for the Company by the Underwriter prior to 10:30 a.m. and
          (ii) the date on which this Agreement is executed and delivered. The
          Company will cause one Collateral Term Sheet (as defined in Section 9 below) with respect to the Offered Certificates of a Series that is delivered by the Underwriter to the Company in accordance with the provisions of Section 9 to be filed with the Commission on a Current
          Report pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Company by the Underwriter prior to
          10:30 a.m. In addition, if at any time prior to the availability of the related Prospectus Supplement the Underwriter has delivered to any prospective investor a Collateral Term Sheet that reflects, in the reasonable judgement of the Underwriter and the Company, a material change in the characteristics of the Mortgage Loans for the related
          Series from those on which a Collateral Term Sheet with respect to the related Series previously filed with the Commission was based, the
          Company will cause any such Collateral Term Sheet that is delivered by the Underwriter to the Company in accordance with the provisions of
          Section 9 to be filed with the Commission on a Current Report on the business day immediately following the day on which such Collateral
          Term Sheet is delivered to counsel for the Company by the Underwriter prior to 10:30 a.m. In each case, the Company will promptly advise the
          Underwriter when such Current Report has been so filed. Each such
          Current Report shall be incorporated by reference in the related
          Prospectus and the related Registration Statement. Notwithstanding the five preceding sentences, the Company shall have no obligation to file any materials provided by the Underwriter pursuant to Sections 8 and 9 which, in the reasonable determination of the Company after making reasonable efforts to consult with the Underwriter, are not required to be filed pursuant to the Kidder Letters or the PSA Letter (each as defined in Section 8 below), or which contain erroneous information or contain any untrue statement of a material fact or, when read in conjunction with the Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any Computational
          Materials, Structural Term Sheets or Collateral Term Sheets provided by the Underwriter to the Company pursuant to Section 8 or Section 9 hereof.

               (c) If, at any time when a prospectus relating to the Offered
          Certificates of a Series is required to be delivered under the Act, any event occurs as a result of which the related Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary at any time to amend or supplement the related Prospectus to comply with the Act or the rules thereunder, the Company promptly will prepare and file with the
          Commission, subject to paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance; provided, however, that the Company will not be required to file any such amendment or supplement with respect to any Computational Materials, Structural
          Term Sheets or Collateral Term Sheets incorporated by reference in the
          Prospectus other than any amendments or supplements of such
          Computational Materials or Structural Term Sheets that are furnished to the Company by the Underwriter pursuant to Section 8(e) hereof or any amendments or supplements of such Collateral Term Sheets that are furnished to the Company by the Underwriter pursuant to Section 9(d)
          hereof which the Company determines to file in accordance therewith.

               (d) The Company will furnish to the Underwriter and counsel for the Underwriter, without charge, as many signed copies of the related
          Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by the Underwriter or dealer may be required by the Act, as many copies of the related Prospectus and any supplements thereto (other than exhibits to the related Current
          Report) as the Underwriter may reasonably request.

               (e) The Company will furnish such information, execute such instruments and take such actions as may be reasonably requested by the Underwriter to qualify the Offered Certificates of a Series for sale under the laws of such jurisdictions as the Underwriter may designate, to maintain such qualifications in effect so long as required for the distribution of such Offered Certificates and to determine the legality of such Offered Certificates for purchase by institutional investors; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not qualified on the date of the related Terms Agreement or to take any action which would subject it to general or unlimited service of process in any jurisdiction in which it is not, on the date of the related Terms Agreement, subject to such service of process.

               (f) So long as the Offered Certificates of a Series are
          outstanding, the Company will furnish to the Underwriter copies of the annual independent public accountants' servicing report furnished to the Trustee pursuant to Section 3.13 of the related Pooling and
          Servicing Agreement.

               (g) Whether or not the transactions contemplated hereby and by the related Terms Agreement shall be consummated, the Company shall be responsible for the payment of any costs and expenses for which details are submitted, in connection with the performance of its obligations under this Agreement and the related Terms Agreement, including, without limitation, (a) the cost and expenses of printing or otherwise reproducing the related Registration Statement or
          Prospectus, this Agreement, the related Terms Agreement, the related
          Pooling and Servicing Agreement and the Offered Certificates, and (b)
          the cost of delivering the related Offered Certificates to the office of the Underwriter, insured to the satisfaction of the Underwriter (it being understood that, except as provided in this paragraph (f) and in
          Section 7 hereof, the Underwriter will pay all its own costs and expenses, including the fees of Brown & Wood, counsel for the
          Underwriter, transfer taxes on resale of any Offered Certificates by it, advertising expenses connected with any offers that it may make, the fees of KPMG Peat Marwick with respect to its letters furnished pursuant to Section 6(i) of the Agreement and any letter furnished pursuant to the last sentence of Section 6(h) hereof, the fees of any firm of public accountants selected by the Underwriter with respect to their letter furnished pursuant to Section 8(c) of the Agreement and any other costs and expenses specified in the related Terms Agreement as "Additional Expenses").

          6. Conditions to the Obligations of the Underwriter. The obligations of the Underwriter to purchase the Offered Certificates of any Series shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company contained in this Agreement, as supplemented by the related Terms Agreement, as of the respective dates thereof and the related Closing Date, to the accuracy of the statements of the Company made in any applicable officers' certificates pursuant to the provisions hereof, to the performance by the Company of its obligations under this Agreement and such Terms Agreement and to the following additional conditions applicable to the related Certificate Offering:

               (a) No stop order suspending the effectiveness of the related
          Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

               (b) Cleary, Gottlieb, Steen & Hamilton, counsel for the Company, shall have furnished to the Underwriter an opinion, dated the related
          Closing Date, to the effect that:

                    (i) this Agreement and the related Terms Agreement have been duly authorized, executed and delivered by the Company;

                    (ii) the related Pooling and Servicing Agreement has been
               duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms;

                    (iii) the issuance of the Certificates of the related Series and sale of the related Offered Certificates has been duly authorized by the Company and the Certificates of such Series, when duly countersigned by the Trustee in accordance with the related Pooling and Servicing Agreement, will be validly issued and outstanding and entitled to the benefits of such Pooling and
               Servicing Agreement;

                    (iv) the related Pooling and Servicing Agreement is not
               required to be qualified under the Trust Indenture Act of 1939, as amended, and the trust created thereunder is not required to be registered under the Investment Company Act of 1940, as amended;

                    (v) the related Registration Statement has become effective under the Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of such Registration
               Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated by the
               Commission under the Act; such Registration Statement and the related Prospectus, and each amendment or supplement thereto
               (except the financial statements and schedules and other
               financial and statistical data included therein and the documents incorporated by reference therein) applicable to the related
               Offered Certificates and the obligations of the Company relating thereto, as of their respective effective or issue dates,
               appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the rules and regulations thereunder; and no information has come to the attention of such counsel that causes it to believe that (A) such
               Registration Statement (except any document incorporated by reference therein), as of the date it became effective, or such
               Registration Statement (except as aforesaid, and except the financial statements and schedules and statistical data included therein and the documents incorporated by reference therein) as of the date the most recent post-effective amendment thereto, if any, became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) such Prospectus (except any document
               incorporated by reference therein) or any amendment or supplement thereto (except as aforesaid, and except the financial statements and schedules and statistical data included therein and the documents incorporated by reference therein), as of their
               respective issue dates or at the related Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                    (vi) the statements set forth under the heading "Description of the Certificates" in the related Prospectus, insofar as such statements purport to summarize certain provisions of the related
               Pooling and Servicing Agreement and the related Offered
               Certificates, provide a fair summary of such provisions;

                    (vii) the statements in the related Prospectus under the
               headings "Certain Legal Aspects of the Mortgage Loans and
               Contracts -- The Mortgage Loans", "Certain Federal Income Tax
               Consequences" (insofar as they relate specifically to the
               purchase, ownership and disposition of the related Offered
               Certificates) and "ERISA Considerations" (insofar as they relate specifically to the purchase, ownership and disposition of such
               Offered Certificates), to the extent that they constitute matters of law or legal conclusions, provide a fair summary of such law or conclusions;

                    (viii) assuming compliance with the provisions of the
               related Pooling and Servicing Agreement, for federal income tax purposes, (A) if any election is made to treat the assets of the
               Trust Fund as a REMIC: the related Trust Fund (and any specified subgrouping therein) will qualify as a REMIC pursuant to Section
               860D of the Internal Revenue Code of 1986, as amended (the
               "Code"), each Class of Certificates of the related Series, other than the related Residual Class or Classes, will constitute a class of "regular interests" in the related REMIC within the meaning of the Code, and each Class of such Certificates
               specified in the related Prospectus as a Class of Residual
               Certificates will constitute the "residual interest" in the related REMIC within the meaning of the Code; (B) if no such
               REMIC election is made: the Trust Fund will be treated as a
               "grantor trust"; and

                    (ix) assuming that some or all of the Offered Certificates of the related Series shall be rated at the time of issuance in one of the two highest rating categories by a nationally
               recognized statistical rating organization, each Offered
               Certificate so rated will be at the time of issuance, a "mortgage related security" as such term is defined in Section 3(a)(41) of the Exchange Act.

          Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by, officers of the parties to this Agreement, the related Terms Agreement or the related Pooling and Servicing
          Agreement. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Company. Such opinion may be qualified, insofar as it concerns the enforceability of the documents referred to therein, to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). Such opinion may be further qualified as expressing no opinion as to (x) the statements in the related Prospectus under the heading "Certain Legal Aspects of the
          Mortgage Loans and Contracts -- The Mortgage Loans" except insofar as such statements relate to the laws of the State of New York and the laws of the United States, and (y) the statements in such Prospectus under the headings "ERISA Considerations" and "Certain Federal Income
          Tax Consequences" except insofar as such statements relate to the laws of the United States. In addition, such opinion may be qualified as an opinion only on the laws of the State of New York and the laws of the
          United States.

               (c) The General Counsel for the Company shall have furnished to the Underwriter an opinion, dated the related Closing Date, to the effect that:

                    (i) The Company has been duly incorporated and is validly
               existing as a corporation in good standing under the laws of the
               State of New Jersey, with corporate power to own its properties, to conduct its business as described in the related Prospectus and to enter into and perform its obligations under this
               Agreement, the related Terms Agreement, the related Pooling and
               Servicing Agreement and the Certificates of the related Series;

                    (ii) The Company has full power and authority to sell and
               service the related Mortgage Loans as contemplated herein and in the related Pooling and Servicing Agreement;

                    (iii) No consent, approval, authorization or order of any
               court or governmental agency or body is required for the
               consummation by the Company of the transactions contemplated herein or in the related Pooling and Servicing Agreement, except such as may be required under the blue sky laws of any
               jurisdiction and such other approvals as have been obtained;

                    (iv) Neither the issuance of the Certificates of the related
               Series nor delivery of the related Offered Certificates, nor the consummation of any other of the transactions contemplated in this Agreement, the related Terms Agreement or the related
               Pooling and Servicing Agreement, nor the fulfillment of the terms of the related Certificates, the related Pooling and Servicing
               Agreement, this Agreement or the related Terms Agreement will conflict with or violate any term or provision of the articles of incorporation or by-laws of the Company or any statute, order or regulation applicable to the Company of any court, regulatory body, administrative agency or governmental body having
               jurisdiction over the Company and will not conflict with, result in a breach or violation or the acceleration of or constitute a default under the terms of any indenture or other agreement or instrument known to such counsel to which the Company is a party or by which it is bound; and

                    (v) There are no actions, proceedings or investigations
               pending or, to the best knowledge of such counsel, threatened before any court, administrative agency or other tribunal (i)
               asserting the invalidity of this Agreement, the related Terms
               Agreement, the related Pooling and Servicing Agreement or the related Certificates, (ii) seeking to prevent the issuance of the
               Certificates of the related Series or the consummation by the
               Company of any of the transactions contemplated by this
               Agreement, such Terms Agreement or such Pooling and Servicing
               Agreement, or (iii) which might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement, such Terms
               Agreement, such Pooling and Servicing Agreement or the related
               Certificates.

          In rendering her opinion such counsel may rely as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Company or public officials. In addition, such opinion may be qualified as an opinion only on the laws of the
          State of New Jersey.

               (d) The Underwriter shall have received from Brown & Wood, counsel for the Underwriter, such opinion or opinions, dated the related Closing Date, with respect to the issuance and sale of the
          Certificates of the related Series, the related Registration
          Statement, the related Prospectus and such other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as the Underwriter may reasonably request for the purpose of enabling them to pass upon such matters.

               (e) The Company shall have furnished to the Underwriter a
          certificate of the Company, signed by the President or any Vice
          President and the Senior Vice President-Finance or the principal financial or accounting officer of the Company, dated the related
          Closing Date, to the effect that the signers of such certificate have carefully examined the related Registration Statement (excluding any
          Current Reports and any other documents incorporated by reference therein), the related Prospectus, the Detailed Description referred to in such Prospectus (excluding any related Current Report), this
          Agreement and the related Terms Agreement and that:

                    (i) the representations and warranties of the Company in
               this Agreement are true and correct in all material respects on and as of the related Closing Date with the same effect as if made on such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

                    (ii) no stop order suspending the effectiveness of such
               Registration Statement has been issued and no proceedings for that purpose have been instituted or, to their knowledge,
               threatened; and

                    (iii) nothing has come to their attention that would lead
               them to believe that such Registration Statement (excluding any
               Current Report) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, that the related Prospectus (excluding any related Current Report)
               contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Detailed
               Description referred to in such Prospectus includes any untrue statement of a material fact or omits to state any information which the Prospectus states will be included in such Detailed
               Description.

               (f) Peabody & Arnold, counsel for the Trustee, shall have
          furnished to the Underwriter an opinion, dated the related Closing
          Date, to the effect that:

                    (i) the Trustee has been duly incorporated and is validly
               existing as a corporation in good standing under the laws of the
               Commonwealth of Massachusetts with corporate power to own its properties and conduct its business as presently conducted by it, to conduct business as a trustee and to enter into and perform its obligations under the related Pooling and Servicing
               Agreement;

                    (ii) the related Pooling and Servicing Agreement has been
               duly authorized, executed and delivered by the Trustee and constitutes the legal, valid and binding agreement of the Trustee enforceable against the Trustee in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance,
               reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial discretion, and general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                    (iii) the Trustee has duly accepted its appointment as
               trustee under the related Pooling and Servicing Agreement;

                    (iv) no consent, approval, authorization or order of any
               Massachusetts or federal court or government agency or body is required on the part of the Trustee for the consummation of the transactions contemplated in the related Pooling and Servicing
               Agreement, except such as may be required under any federal or state securities law; and

                    (v) the performance on the part of the Trustee of any of the transactions contemplated in the related Pooling and Servicing
               Agreement does not conflict with or result in a breach or
               violation of any term or provision of, or constitute a default under, the Articles of Organization, as amended, or By-Laws of the Trustee, or any Massachusetts or federal statute or
               regulation applicable to the Trustee, or to such counsel's knowledge, any indenture or other agreement or instrument to which the Trustee is a party or by which it is bound, or, to such counsel's knowledge, any order of any state or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Trustee.

               In addition, such counsel shall furnish to the Underwriter such opinions as to the treatment of the Trust Fund for purposes of
               Massachusetts tax law as are reasonably satisfactory to the
               Underwriter.

               (g) KPMG Peat Marwick shall have furnished to the Underwriter a letter, dated as of the date of the related Terms Agreement, in form and substance satisfactory to the Underwriter, stating in effect that they have performed certain specified procedures as a result of which they have determined that such information as the Underwriter may reasonably request of an accounting, financial or statistical nature
          (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the related Prospectus Supplement under the caption "Delinquency and Foreclosure Experience of the Company" agrees with the accounting records of the Company, excluding any questions of legal
          interpretation.

               (h) KPMG Peat Marwick shall have furnished to the Underwriter a letter, dated as of the related Closing Date, in form and substance satisfactory to the Underwriter, stating in effect that they have performed certain specified procedures as a result of which they have determined that such information as the Underwriter may reasonably request of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and which is obtained from an analysis of a sample of the Mortgage Loans included in the related pool) set forth in the related Prospectus Supplement under the caption "Description of the Mortgage Pool and the Mortgaged
          Properties" or "Description of the Mortgage Pools and the Mortgaged
          Properties", as the case may be, and in the Detailed Description relating to such Prospectus Supplement is mutually consistent and agrees with the accounting records of the Company and, where applicable, the related Mortgage Loan files of the Company, excluding any questions of legal interpretation. In addition, if applicable, such accountants shall have furnished to the Underwriter a letter, dated as of the related Closing Date, which shall include a statement or statements to the effect that based upon the assumptions and methodology agreed to by the Company (and which is consistent with the manner in which any final PAC Balances, TAC Balances, Scheduled
          Balances, Maximum and Minimum Scheduled Balances or any other scheduled balances are to be calculated as set forth in the related
          Prospectus), all of which shall be described by reference in such letter, such accountants shall have verified the mathematical accuracy of any final PAC Balances Table, TAC Balances Table, Scheduled
          Balances Table, Maximum or Minimum Scheduled Balances Table or other scheduled balances table attached as an exhibit to the related Pooling and Servicing Agreement.

               (i) KPMG Peat Marwick shall have furnished to the Underwriter and the Company a letter or letters, dated as of the date of the related
          Terms Agreement, in form and substance satisfactory to the Underwriter and the Company, including, without limitation, statements, if applicable, to the effect that:

                    (i) based upon the assumptions and methodology set forth in the related Prospectus, all of which shall be described by reference in such letter, they recomputed the percentages of initial principal balance outstanding as of each of the
               Distribution Dates (as defined in such Prospectus) indicated and the weighted average lives of each Class of Offered Certificates at each of the indicated percentages of the applicable Prepayment
               Assumption, and they compared the recomputed percentages and weighted average lives to the corresponding percentages and weighted average lives set forth in the related tables and found them to be in agreement;

                    (ii) based upon the assumptions and methodology set forth in such Prospectus, all of which shall be described by reference in such letter, they have verified the mathematical accuracy of any
               Scheduled Final Distribution Dates for the Offered Certificates,
               PAC Balances, TAC Balances, Scheduled Balances, Maximum and
               Minimum Scheduled Balances or any other scheduled balances set forth in such Prospectus for each indicated Distribution Date, and have verified the mathematical accuracy of any initial
               Effective Ranges of any PAC Certificates, Scheduled Certificates
               or other scheduled Certificates set forth in such Prospectus; and

                    (iii) based upon the assumptions and methodology set forth in such Prospectus, all of which shall be described by reference in such letter, they have verified the mathematical accuracy of the pre-tax yields to maturity and, if applicable, aggregate cash flows of any Class of Certificates for which such pre-tax yields and, if applicable, aggregate cash flows are set forth in such
               Prospectus at the indicated percentages of the Prepayment
               Assumption and, if applicable, at the indicated values of COFI,
               LIBOR or any other index, as applicable.

               (j) The Offered Certificates of the related Series shall have received the ratings specified in the related Terms Agreement (the
          "Required Ratings").

               (k) Prior to the related Closing Date, the Company shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter may reasonably request.

               (l) If any Certificates of the related Series are to be sold to any other underwriter and/or offered in reliance upon an exemption from the registration requirements of the Act, the sale at or prior to the related Closing Date of such Certificates to the purchaser thereof shall have occurred.

               (m) Subsequent to the date of the related Terms Agreement, there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the
          Company which the Underwriter concludes in its judgment, after consultation with the Company, materially impairs the investment quality of the Offered Certificates of the related Series so as to make it impractical or inadvisable to proceed with the public offering or the delivery of such Offered Certificates as contemplated by the related Prospectus.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects with respect to the particular
     Offered Certificates of a Series when and as provided in this Agreement and the related Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement and the related Terms
     Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriter and its counsel, this Agreement (with respect to the related Offered Certificates) and the related Terms
     Agreement and all obligations of the Underwriter hereunder (with respect to the related Offered Certificates) and thereunder may be canceled at, or at any time prior to, the related Closing Date by the Underwriter. Notice of such cancellation shall be given to the Company in writing, or by telephone or telegraph confirmed in writing.

          7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Underwriter and each person who controls the Underwriter within the meaning of the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange
     Act, or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the
     Registration Statement relating to the Offered Certificates of the applicable Series as it became effective or in any amendment or supplement thereof, or in such Registration Statement or the related Prospectus, or in any amendment thereof, or in the Detailed Description referred to in such
     Prospectus or arise out of or are based upon the omission or alleged omission (in the case of any Computational Materials and ABS Term Sheets in respect of which the Company agrees to indemnify the Underwriter, as set forth below, when such are read in conjunction with the related Prospectus and Prospectus Supplement) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein (A) in reliance upon and in conformity with written information furnished to the Company as herein stated by or on behalf of the Underwriter specifically for use in connection with the preparation thereof or (B) in any Current Report or any amendment or supplement thereof, except to the extent that any untrue statement or alleged untrue statement therein or omission therefrom results
     (or is alleged to have resulted) directly from an error (a "Mortgage Pool
     Error") in the information concerning the characteristics of the Mortgage
     Loans furnished by the Company to the Underwriter in writing or by electronic transmission that was used in the preparation of either (x) any
     Computational Materials or ABS Term Sheets (as defined in Section 9 below)
     (or amendments or supplements thereof) included in such Current Report (or amendment or supplement thereof) or (y) any written or electronic materials furnished to prospective investors on which the Computational Materials (or amendments or supplements) were based, (ii) such indemnity with respect to any Corrected Statement (as defined below) in such Prospectus (or supplement thereto) shall not inure to the benefit of the Underwriter (or any person controlling the Underwriter) from whom the person asserting any loss, claim, damage or liability purchased the Certificates of the related
     Series that are the subject thereof if such person did not receive a copy of a supplement to such Prospectus at or prior to the confirmation of the sale of such Certificates and the untrue statement or omission of a material fact contained in such Prospectus (or supplement thereto) was corrected (a "Corrected Statement") in such other supplement and such supplement was furnished by the Company to the Underwriter prior to the delivery of such confirmation, and (iii) such indemnity with respect to any
     Mortgage Pool Error shall not inure to the benefit of the Underwriter (or any person controlling the Underwriter) from whom the person asserting any loss, claim, damage or liability received any Computational Materials or
     ABS Term Sheets (or any written or electronic materials on which the
     Computational Materials are based) that were prepared on the basis of such
     Mortgage Pool Error, if, prior to the time of confirmation of the sale of the applicable Certificates to such person, the Company notified the
     Underwriter in writing of the Mortgage Pool Error or provided in written or electronic form information superseding or correcting such Mortgage Pool
     Error (in any such case, a "Corrected Mortgage Pool Error"), and the
     Underwriter failed to notify such person thereof or to deliver to such person corrected Computational Materials (or underlying written or electronic materials) or ABS Term Sheets. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

               (b) The Underwriter agrees to indemnify and hold harmless the
          Company, each of its directors, each of its officers who signs the
          Registration Statement relating to the Offered Certificates of the applicable Series, and each person who controls the Company within the meaning of the Act or the Exchange Act to the same extent as the foregoing indemnities from the Company to the Underwriter, but only with reference to (A) written information furnished to the Company by or on behalf of the Underwriter specifically for use in the preparation of the documents referred to in the foregoing indemnity with respect to the related Series, or (B) any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) furnished to the Company by the Underwriter pursuant to Section 8 and incorporated by reference in such Registration Statement or the related Prospectus or any amendment or supplement thereof (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof, resulting from any Mortgage Pool Error, other than a Corrected Mortgage Pool Error). This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. The Company acknowledges that the statements set forth in the second sentence of the ante-penultimate paragraph, the first sentence of the penultimate paragraph, and in the last paragraph appearing on the cover page of the related Prospectus Supplement as such statements relate to such Offered Certificates and the second sentence of the first paragraph under the heading "Plan of
          Distribution" in such Prospectus Supplement as such statements relate to such Offered Certificates constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the related Prospectus (other than any Computational Materials or ABS Term
          Sheets (or amendments or supplements thereof) furnished to the Company by the Underwriter), and the Underwriter confirms that such statements are correct.

               (c) Promptly after receipt by an indemnified party under Section
          7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7.
          In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel approved by the indemnified party in the case of subparagraph (a) or
          (b), representing the indemnified parties under subparagraph (a) or
          (b), who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i)
          or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

               (d) If the indemnification provided for in paragraph (a) or (b)
          of this Section 7 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company or the
          Underwriter, on grounds of policy or otherwise, or if the indemnified party failed to give notice under paragraph (c) of this Section 7 in respect of a claim otherwise subject to indemnification in accordance with paragraph (a) or (b) of this Section 7, the Company and the
          Underwriter shall contribute to the aggregate losses, claims, damages and liabilities (including legal and other expenses reasonably incurred in connection with investigating or defending same) to which the Company and the Underwriter may be subject, as follows:

                    (i) in the case of any losses, claims, damages and
               liabilities (or actions in respect thereof) which do not arise out of or are not based upon any untrue statement or omission of a material fact in any Computational Materials or ABS Term Sheets
               (or any amendments or supplements thereof), in such proportion so that the Underwriter is responsible for that portion represented by the difference between the proceeds to the Company in respect of the Offered Certificates appearing on the cover page of the
               Prospectus Supplement for the related Series and the total proceeds received by the Underwriter from the sale of such
               Offered Certificates (the "Underwriting Discount"), and the
               Company is responsible for the balance; provided, however, that in no case shall the Underwriter be responsible under this subparagraph (i) for any amount in excess of such Underwriting
               Discount applicable to the Offered Certificates purchased by the
               Underwriter pursuant to this Agreement and the related Terms
               Agreement; and

                    (ii) in the case of any losses, claims, damages and
               liabilities (or actions in respect thereof) which arise out of or are based upon any untrue statement or omission of a material fact in any Computational Materials or ABS Term Sheets (or any
               amendments or supplements thereof) or in any written or
               electronic materials on which the Computational Materials are based, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant
               equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact in such Computational
               Materials or ABS Term Sheets (or any amendments or supplements thereof or such written or electronic materials) results from information prepared by the Company on the one hand or the
               Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          Notwithstanding anything to the contrary in this Section 7(d), no person guilty of fraudulent misrepresentation (within the meaning of
          Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls the Underwriter within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as the Underwriter, and each person who controls the Company within the meaning of either the Act or the
          Exchange Act, each officer of the Company who shall have signed the
          Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the immediately preceding sentence of this paragraph (d).

          8. Computational Materials and Structural Term Sheets. (a) Not later than 10:30 a.m., New York time, on the business day before the date on which the Current Report relating to the Offered Certificates of a Series is required to be filed by the Company with the Commission pursuant to
     Section 5(b) hereof, the Underwriter shall deliver to the Company five complete copies of all materials provided by the Underwriter to prospective investors in such Offered Certificates which constitute (i) "Computational
     Materials" within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder,
     Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and
     Kidder Structured Asset Corporation and the no-action letter dated May 27,
     1994 issued by the Division of Corporation Finance of the Commission to the
     Public Securities Association (together, the "Kidder Letters"), the filing of which material is a condition of the relief granted in such letter (such materials being the "Computational Materials"), and (ii) "Structural Term
     Sheets" within the meaning of the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the
     Public Securities Association (the "PSA Letter"), the filing of which material is a condition of the relief granted in such letter (such materials being the "Structural Term Sheets"). Each delivery of
     Computational Materials and Structural Term Sheets to the Company pursuant to this paragraph (a) shall be effected by delivering four copies of such materials to counsel for the Company on behalf of the Company at the address specified in Section 3 hereof and one copy of such materials to the
     Company.

               (b) The Underwriter represents and warrants to and agrees with the Company, as of the date of the related Terms Agreement and as of the Closing Date, that:

                    (i) the Computational Materials furnished to the Company
               pursuant to Section 8(a) constitute (either in original,
               aggregated or consolidated form) all of the materials furnished to prospective investors by the Underwriter prior to the time of delivery thereof to the Company that are required to be filed with the Commission with respect to the related Offered
               Certificates in accordance with the Kidder Letters, and such
               Computational Materials comply with the requirements of the
               Kidder Letters;

                    (ii) the Structural Term Sheets furnished to the Company
               pursuant to Section 8(a) constitute all of the materials
               furnished to prospective investors by the Underwriter prior to the time of delivery thereof to the Company that are required to be filed with the Commission as "Structural Term Sheets" with respect to the related Offered Certificates in accordance with the PSA Letter, and such Structural Term Sheets comply with the requirements of the PSA Letter;

                    (iii) on the date any such Computational Materials or
               Structural Term Sheets with respect to such Offered Certificates
               (or any written or electronic materials furnished to prospective investors on which the Computational Materials are based) were last furnished to each prospective investor and on the date of delivery thereof to the Company pursuant to Section 8(a) and on the related Closing Date, such Computational Materials (or such other materials) or Structural Term Sheets did not and will not include any untrue statement of a material fact or, when read in conjunction with the related Prospectus and Prospectus
               Supplement, omit to state a material fact required to be stated
               therein or necessary to make the statements therein not
               misleading;

                    (iv) the Underwriter has not represented to any prospective investor that any Computational Materials or Structural Term
               Sheets with respect to any Series were prepared or disseminated on behalf of the Company, and, except as otherwise disclosed by the Underwriter to the Company in writing prior to the date hereof, all Computational Materials and Structural Term Sheets
               furnished to prospective investors (and all written and
               electronic materials furnished to prospective investors on which the Computational Materials are based) included a disclaimer to the effect set forth in Section 8(d); and

                    (v) at the time any Computational Materials (or any written or electronic materials furnished to prospective investors on which the Computational Materials are based) with respect to such
               Offered Certificates were furnished to a prospective investor and on the date of the related Terms Agreement, the Underwriter possessed, and on the date of delivery of such materials to the
               Company pursuant to this Section 8 and on the related Closing
               Date, the Underwriter will possess, the capability, knowledge, expertise, resources and systems of internal control necessary to ensure that such Computational Materials conform to the
               representations and warranties of the Underwriter contained in subparagraphs (i) and (iii) above of this paragraph (b).

          Notwithstanding the foregoing, the Underwriter makes no representation or warranty as to whether any Computational Materials or Structural
          Term Sheets (or any written or electronic materials on which the
          Computational Materials are based) included or will include any untrue statement resulting directly from any Mortgage Pool Error (except any
          Corrected Mortgage Pool Error, with respect to materials prepared after the receipt by the Underwriter from the Company of notice of such Corrected Mortgage Pool Error or materials superseding or correcting such Corrected Mortgage Pool Error).

               (c) The Underwriter shall cause a firm of public accountants to furnish to the Company a letter, dated as of the date on which the
          Underwriter delivers any Computational Materials (which term shall be deemed to include, for purposes of this paragraph (c), calculated statistical information delivered to prospective investors in the form of a Structural Term Sheet) to the Company pursuant to Section 8(a), in form and substance satisfactory to the Company, stating in effect that they have verified the mathematical accuracy of any calculations performed by the Underwriter and set forth in such Computational
          Materials.

               (d) The Underwriter acknowledges and agrees that the Company has not authorized and will not authorize the distribution of any
          Computational Materials (or any written or electronic materials on which the Computational Materials are based) or Structural Term Sheets to any prospective investor, and agrees that any Computational
          Materials or Structural Term Sheets with respect to any Series of
          Certificates furnished to prospective investors from and after the date hereof shall include a disclaimer in form satisfactory to the
          Company to the effect that such materials have been prepared and disseminated solely by and on behalf of the Underwriter, and that the
          Company has not reviewed or participated in the preparation or dissemination of such materials and is not responsible for the contents or accuracy thereof. The Underwriter agrees that it will not represent to prospective investors that any Computational Materials or
          Structural Term Sheets were prepared or disseminated on behalf of the
          Company.

               (e) If, at any time when a prospectus relating to the Offered
          Certificates of a Series is required to be delivered under the Act, it shall be necessary to amend or supplement the related Prospectus as a result of an untrue statement of a material fact contained in any
          Computational Materials or Structural Term Sheets provided by the
          Underwriter pursuant to this Section 8 or the omission to state therein a material fact required, when considered in conjunction with the related Prospectus and Prospectus Supplement, to be stated therein or necessary to make the statements therein, when read in conjunction with the related Prospectus and Prospectus Supplement, not misleading, or if it shall be necessary to amend or supplement any Current Report relating to any Computational Materials or Structural Term Sheets to
          comply with the Act or the rules thereunder, the Underwriter promptly will prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. The
          Underwriter represents and warrants to the Company, as of the date of delivery of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the related Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company shall have no obligation to file such amendment or supplement if the Company determines that (i) such amendment or supplement contains any untrue statement of a material fact or, when read in conjunction with the related Prospectus and
          Prospectus Supplement, omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any such amendment or supplement provided by the
          Underwriter to the Company pursuant to this paragraph (e) or (ii) such filing is not required under the Act.

          9. Collateral Term Sheets. (a) Prior to the delivery of any
     "Collateral Term Sheet" within the meaning of the PSA Letter, the filing of which material is a condition of the relief granted in such letter (such material being the "Collateral Term Sheets"), to a prospective investor in any Offered Certificates, the Underwriter shall, in order to facilitate the timely filing of such material with the Commission, notify the Company and its counsel by telephone of its intention to deliver such materials and the approximate date on which the first such delivery of such materials is expected to occur. Not later than 10:30 a.m., New York time, on the business day immediately following the date on which any Collateral Term
     Sheet was first delivered to a prospective investor in such Offered
     Certificates, the Underwriter shall deliver to the Company five complete copies of all materials provided by the Underwriter to prospective investors in such Offered Certificates which constitute "Collateral Term
     Sheets." Each delivery of a Collateral Term Sheet to the Company pursuant to this paragraph (a) shall be effected by delivering four copies of such materials to counsel for the Company on behalf of the Company at the address specified in Section 3 hereof and one copy of such materials to the
     Company. (Collateral Term Sheets and Structural Term Sheets are, together, referred to herein as "ABS Term Sheets.") At the time of each such delivery, the Underwriter shall indicate in writing that the materials being delivered constitute Collateral Term Sheets, and, if there has been any prior such delivery with respect to the related Series, shall indicate whether such materials differ in any material respect from any Collateral
     Term Sheets previously delivered to the Company with respect to such Series pursuant to this Section 9(a) as a result of the occurrence of a material change in the characteristics of the related Mortgage Loans.

               (b) The Underwriter represents and warrants to and agrees with the Company as of the date of the related Terms Agreement and as of the Closing Date, that:

                    (i) The Collateral Term Sheets furnished to the Company
               pursuant to Section 9(a) constitute all of the materials
               furnished to prospective investors by the Underwriter prior to time of delivery thereof to the Company that are required to be filed with the Commission as "Collateral Term Sheets" with respect to the related Offered Certificates in accordance with the PSA Letter, and such Collateral Term Sheets comply with the requirements of the PSA Letter;

                    (ii) On the date any such Collateral Term Sheets with
               respect to such Offered Certificates were last furnished to each prospective investor and on the date of delivery thereof to the
               Company pursuant to Section 9(a) and on the related Closing Date, such Collateral Term Sheets did not and will not include any untrue statement of a material fact or, when read in conjunction with the Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

                    (iii) the Underwriter has not represented to any prospective investor that any Collateral Term Sheets with respect to any
               Series were prepared or disseminated on behalf of the Company, and, except as otherwise disclosed by the Underwriter to the
               Company in writing prior to the date hereof, all Collateral Term
               Sheets previously furnished to prospective investors included a disclaimer to the effect set forth in Section 8(d).

          Notwithstanding the foregoing, the Underwriter makes no representation or warranty as to whether any Collateral Term Sheet included or will include any untrue statement or material omission resulting directly from any Mortgage Pool Error (except any Corrected Mortgage Pool
          Error, with respect to materials prepared after the receipt by the
          Underwriter from the Company of notice of such Corrected Mortgage Pool
          Error or materials superseding or correcting such Corrected Mortgage
          Pool Error).

               (c) The Underwriter acknowledges and agrees that any Collateral
          Term Sheets with respect to any Series of Certificates furnished to prospective investors from and after the date hereof shall include a disclaimer in form satisfactory to the Company to the effect set forth in Section 8(d) hereof, and to the effect that the information contained in such materials supersedes the information contained in any prior Collateral Term Sheet with respect to such Series of Offered
          Certificates and will be superseded by the description of the related
          Mortgage Loans in the related Prospectus Supplement and in the
          Detailed Description relating to such Prospectus Supplement to be filed under cover of Form 8-K. The Underwriter agrees that it will not represent to prosective investors that any Collateral Term Sheets were prepared or disseminated on behalf of the Company.

               (d) If, at any time when a prospectus relating to the Offered
          Certificates of a Series is required to be delivered under the Act, it shall be necessary to amend or supplement the related Prospectus as a result of an untrue statement of a material fact contained in any
          Collateral Term Sheets provided by the Underwriter pursuant to this
          Section 9 or the omission to state therein a material fact required, when considered in conjunction with the related Prospectus and
          Prospectus Supplement, to be stated therein or necessary to make the statements therein, when read in conjunction with the related
          Prospectus and Prospectus Supplement, not misleading, or if it shall be necessary to amend or supplement any Current Report relating to any
          Collateral Term Sheets to comply with the Act or the rules thereunder, the Underwriter promptly will prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. The Underwriter represents and warrants to the
          Company, as of the date of delivery of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the related Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company shall have no obligation to file such amendment or supplement if the Company determines that (i) such amendment or supplement contains any untrue statement of a material fact or, when read in conjunction with the related Prospectus and Prospectus Supplement, omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any such amendment or supplement provided by the Underwriter to the Company pursuant to this paragraph (d) or (ii) such filing is not required under the Act.

          10. Termination. This Agreement (with respect to a particular
     Certificate Offering) and the related Terms Agreement shall be subject to termination in the absolute discretion of the Underwriter, by notice given to the Company prior to delivery of and payment for the related Offered
     Certificates, if prior to the related Closing Date (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Underwriter, impracticable to market such Offered Certificates.

          11. Representations and Indemnities to Survive Delivery. The
     agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriter set forth in or made pursuant to this Agreement and the related Terms Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the related Offered Certificates. The provisions of Section 7 hereof shall survive the termination or cancellation of this Agreement and the related Terms Agreement.

          12. Successors. This Agreement and the related Terms Agreement will inure to the benefit of and be binding upon the parties hereto and thereto and their respective successors and the officers, directors and controlling persons referred to in Section 7 hereof, and their successors and assigns, and no other person will have any right or obligation hereunder or thereunder. No purchaser of any Offered Certificate from the Underwriter shall be deemed a successor or assign by reason of such purchase.

          13. APPLICABLE LAW. THIS AGREEMENT AND THE RELATED TERMS AGREEMENT
     WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
     STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED
     THEREIN.

          14. Miscellaneous. This Agreement, as supplemented by the related
     Terms Agreement, supersedes all prior and contemporaneous agreements and understandings relating to the subject matter hereof. This Agreement and the related Terms Agreement or any term of each may not be changed, waived, discharged or terminated except by an affirmative written agreement made by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement and the related Terms
     Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof or thereof.

          15. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriter, will be delivered to it at the address first above written; or if sent to the
     Company, will be delivered to GE Capital Mortgage Services, Inc., Three
     Executive Campus, Post Office Box 5260, Cherry Hill, New Jersey 08002,
     Attention: General Counsel.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between the
Company and the Underwriter.

                                        Very truly yours,

                                        GE CAPITAL MORTGAGE SERVICES, INC.

                                        By: ____________________________
                                             Name:
                                             Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

PAINEWEBBER INCORPORATED

By: _____________________________
    Name:
    Title:

                                                                       EXHIBIT A

                       GE CAPITAL MORTGAGE SERVICES, INC.

                   REMIC MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES ____-__

                                 TERMS AGREEMENT
                           (to Underwriting Agreement,
                              dated April 24, 1995
                    between the Company and the Underwriter)

GE Capital Mortgage Services, Inc.                            New York, New York
Three Executive Campus                                                    [Date]
Cherry Hill, NJ 08034

     PaineWebber Incorporated (the "Underwriter") agrees, subject to the terms and provisions herein and of the captioned Underwriting Agreement (the
"Underwriting Agreement"), to purchase such Classes of Series ____-__
Certificates specified in Section 2(a) hereof (the "Offered Certificates"). This letter supplements and modifies the Underwriting Agreement solely as it relates to the purchase and sale of the Offered Certificates described below. The Series
____-__ Certificates are registered with the Securities and Exchange Commission by means of an effective Registration Statement (No. 33-___). Capitalized terms used and not defined herein have the meanings given them in the Underwriting
Agreement.

     Section 1. The Mortgage Pool: The Series ____-__ Certificates shall evidence the entire beneficial ownership interest in a mortgage pool (the
"Mortgage Pool") of conventional, fixed rate, fully amortizing one- to four-family residential mortgage loans (the "Mortgage Loans") having the following characteristics as of ________ __, ____ (the "Cut-off Date"):

          (a) Aggregate Principal Amount of the Mortgage Pool: $[ ] aggregate principal balance as of the Cutoff Date, subject to [an upward or downward variance of up to [ ]%, the precise aggregate principal balance to be determined by the Company][a permitted variance such that the aggregate
     Scheduled Principal Balance thereof will be not less than $[ ] or greater than $[ ]].

          (b) Original Terms to Maturity: The original term to maturity of each
     Mortgage Loan included in the Mortgage Pool shall be between ___ and ___
     years.

     Section 2. The Certificates: The Offered Certificates shall be issued as follows:

          (a) Classes: The Offered Certificates shall be issued with the following Class designations, interest rates and principal balances, subject in the aggregate to the variance referred to in Section 1(a)[and, as to any particular Class, to an upward or downward variance of up to [
     ]%]:

Class          Principal      Interest        Class Purchase
                Balance         Rate         Price Percentage

          (b) The Offered Certificates shall have such other characteristics as described in the related Prospectus.

     Section 3. Purchase Price: The Purchase Price for each Class of the Offered
Certificates shall be the Class Purchase Price Percentage therefor (as set forth in Section 2(a) above) of the initial Class Certificates Principal Balance thereof plus accrued interest at the rate of [ ]% per annum from and including the Cut-off Date up to, but not including, _________ __, ____ (the "Closing
Date").

     Section 4. Required Ratings: The Offered Certificates shall have received
Required Ratings of at least [ ] from [ ].

     Section 5. Tax Treatment: [One or more elections will be made to treat the assets of the Trust Fund as a REMIC.] [The Trust Fund will be treated as a
"grantor trust" for federal income tax purposes.]

     [Section 6. Additional Expenses:]*

--------------

     * to be inserted if applicable.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between the
Underwriter and the Company.

                                        Very truly yours,

                                        PAINEWEBBER INCORPORATED

                                        By:  ____________________________
                                             Name:
                                             Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

GE CAPITAL MORTGAGE SERVICES, INC.

By:  ____________________________
     Name:
     Title:

EXECUTION

GE CAPITAL MORTGAGE SERVICES, INC.

REMIC MULTI-CLASS PASS-THROUGH CERTIFICATES
SERIES 1999-21

TERMS AGREEMENT
(to Underwriting Agreement,
dated April 24, 1995,
between the Company and the Underwriter)

GE Capital Mortgage Services, Inc.                                                                  New York, New York
Three Executive Campus                                                                                    & nbsp; November 19, 1999
Cherry Hill, NJ 08002

PaineWebber Incorporated (the "Underwriter") agrees, subject to the terms and provisions herein and of the captioned Underwriting Agreement (the "Underwriting Agreement"), to purchase the Classes of Series 1999-21 Certificates specified in Section 2(a) hereof (the "Offered Certificates"). This Terms Agreement supplements and modifies the Underwriting Agreement solely as it relates to the purchase and sale of the Offered Certificates described below. The Series 1999-21 Certificates are registered with the Securities and Exchange Commission by means of an effective Registration Statement (Nos. 333-68951 and 333-68951-01). Capitalized terms used and not defined herein have the meanings given them in the Underwriting Agreement.

Section 1. The Mortgage Pool: The Series 1999-21 Certificates shall evidence the entire beneficial ownership interest in a mortgage pool (the "Mortgage Pool") of conventional, fixed-rate, first-lien, fully-amortizing, one- to four-family residential mortgage loans (the "Mortgage Loans") having the following characteristics as of November 1, 1999 (the "Cut-off Date"):

(a) Aggregate Principal Amount of the Mortgage Pool: $173,633,497 aggregate principal balance as of the Cut-off Date, subject to a permitted variance such that the aggregate original Certificate Principal Balance will be not less than $166,250,000 or greater than $183,750,000.

(b) Original Terms to Maturity: The original term to maturity of substantially all of the Mortgage Loans included in the Mortgage Pool shall be between 10 and 15 years.

Section 2. The Certificates: The Offered Certificates shall be issued as follows:

(a) Classes: The Offered Certificates shall be issued with the following Class designations, interest rates and principal balances, subject in the aggregate to the variance referred to in Section 1(a):

Class	Principal Balance	Interest Rate	Class Purchase Price Percentage
Class M	$1,302,000	6.75%	94.810537%
Class B1	$868,000	6.75%	93.770988%
Class B2	$434,000	6.75%	88.349009%

(b) The Offered Certificates shall have such other characteristics as described in the related Prospectus.

Section 3. Purchase Price: The Purchase Price for each Class of the Offered Certificates shall be the Class Purchase Price Percentage therefor (as set forth in Section 2(a) above) of the initial Class Certificate Principal Balance thereof plus accrued interest at the initial interest rate per annum from and including the Cut-off Date up to, but not including, November 29, 1999 (the "Closing Date").

Section 4. Required Ratings: The Class M, Class B1 and Class B2 Certificates shall have received Required Ratings of "AA," "A" and "BBB," respectively, from Standard and Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

Section 5. Tax Treatment: One or more elections will be made to treat the assets of the Trust Fund as a REMIC.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Underwriter and the Company.

Very truly yours,

PAINEWEBBER INCORPORATED

By: ______________________________________
Name:
Title:

The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof.

GE CAPITAL MORTGAGE SERVICES, INC.

By: ______________________________________
Name:
Title: